UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 2, 2014

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-15658	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado (Address of principal executive offices)	80021 (Zip code)

720-888-1000
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2014, Thomas C. Stortz, Level 3 Communications, Inc.’s Executive Vice President, Chief Administrative Officer and Secretary, provided written notice that he will retire effective June 1, 2014.  Mr. Stortz was a named executive officer.

In connection with Mr. Stortz rejoining the Company in June 2011, his consulting agreement dated February 6, 2011, with Level 3 Communications, LLC, a wholly owned subsidiary of the Level 3 Communications, Inc. (the “Company”), was modified to suspend the remaining term of that agreement until Mr. Stortz’s employment with the Company or any of its subsidiaries terminated.

In connection with Mr. Stortz’ retirement effective June 1, 2014, the suspension of his February 6, 2011, consulting agreement was automatically lifted, and the consulting agreement was reinstated for the remaining 10 months of its term.  The parties to the consulting agreement entered into a Second Amendment to Consulting Agreement, dated as of June 2, 2014 (the “Second Amendment”), to:  (a) substitute 15,596 Performance Restricted Stock Units for the outperform stock appreciation rights instruments (“OSOs”) that were to be delivered to Mr. Stortz as partial consideration for his consulting services, because the Company no longer issues OSOs, (b) adjust the Restricted Stock Unit awards provided to Mr. Stortz to 15,596 on account of the 1-for-15 reverse stock split that the Company implemented effective in October, 2011, (c) extend Mr. Stortz’ non-competition and non-solicitation obligations until July 1, 2015, and (d) obtain a current release of liability in favor of the Company.  The descriptions of the material terms of the Second Amendment contained in this Current Report are qualified in their entirety by reference to such exhibit. The Second Amendment to Consulting Agreement is filed as exhibit 10.1 to this Form 8-K and is incorporated herein by reference as if set forth in full.

In addition, the form of the Company’s Restricted Stock Unit and Performance Restricted Stock Unit Award Agreement for Mr. Stortz is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference as if set forth in full.

Item 9.01.                                        Financial Statements and Exhibits

(a)                           Financial Statements of Business Acquired

None

(b)                           Pro Forma Financial Information

None

(c)                            Shell Company Transactions

None

(d)                           Exhibits

10.1                              Second Amendment to Consulting Agreement, dated as of June 2, 2014, between Level 3 Communications, LLC and Thomas C. Stortz.

10.2                              Form of Restricted Stock Unit and Performance Restricted Stock Unit Award Agreement for Thomas C. Stortz.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

	By:	/s/ Neil J. Eckstein
Neil J. Eckstein, Senior Vice President

Date: June 3, 2014

Exhibit Index

10.1                              Second Amendment to Consulting Agreement, dated as of June 2, 2014, between Level 3 Communications, LLC and Thomas C. Stortz.

10.2                              Form of Restricted Stock Unit and Performance Restricted Stock Unit Award Agreement for Thomas C. Stortz.